EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the report on Form 10-K of Quadriga Superfund, L.P. (the “Fund”) for the period ending December 31, 2005 (the “Report”), I, Konrad Koenigswieser, Secretary and Vice President of Superfund Capital Management, Inc., the general partner of the Fund, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Konrad Koenigswieser
Konrad Koenigswieser
Corporate Secretary and Vice President
March 31, 2006

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